Exhibit 10.1

AMENDMENT AGREEMENT

     This Amendment Agreement (this "Amendment") is dated as of March 1, 2008, by and among Carrington Laboratories, Inc., a Texas corporation (the "Company"), and the purchaser identified on the signature page hereof (the "Purchaser"), and amends, as of December 31, 2007, each of the outstanding Senior Secured Convertible Debentures due April 26, 2010 (each, a "Debenture" and, collectively, the "Debentures"), purchased under that certain Securities Purchase Agreement, dated as of April 25, 2007 (the "Agreement"), by and among the Company and the purchasers identified on the signature page thereof (the "Buyers"). Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Agreement.

RECITALS

     A.       The parties desire to amend each of the Debentures to (i) defer the payment of principal under the Debentures that is due on March 1, 2008 until April 1, 2008 and (ii) waive compliance with Sections 8(e) and 8(f), which contain certain financial covenants, for the period from December 31, 2007 through April 30, 2008.

     B.     Concurrently herewith, the Company has also requested that the other Buyers enter into Amendments in form and substance identical to this Amendment (the "Other Amendments", and together with this Amendment, the "Amendments").

AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.     Amendments to Debentures. As of December 31, 2007, each of the Debentures are hereby amended as follows:

           (a)     The following sentence shall be added at the end of Section 2(b):

"Notwithstanding anything to the contrary in this Debenture or any of the Transaction Documents, the payment of principal due on March 1, 2008 shall be deferred and shall not be due until April 1, 2008."

           (b)     The following new Section 8(g) will be added:

"Notwithstanding anything to the contrary in this Debenture or any of the Transaction Documents, Section 8(e) and Section 8(f) shall not apply during and with respect to the period from December 31, 2007 through April 30, 2008."

     2.     Full Force and Effect. The Company hereby confirms and agrees that, except as amended in accordance with Section 1 above, the each of the Debentures is, and shall continue to be, in full force and effect.

     3.     Effective Date. Notwithstanding anything to the contrary in this Amendment, this Amendment will not be effective until Amendments have been executed by the Company and the Required Holders (as such term is defined in the Agreement), at which time this Amendment shall become effective as of December 31, 2007.

     4.     Fees and Expenses. The Company shall pay or cause to be paid all reasonable legal fees and expenses of counsel for the Purchaser incurred in connection with the execution and delivery of the Amendments. Except as otherwise set forth in this Amendment and the Transaction Documents, each party to this Amendment shall bear its own expenses in connection with transactions contemplated hereby.

     5.     Purchaser's Representation. The Purchaser hereby represents, warrants and covenants to the Company that as of the date hereof (a) it continues to hold all of the Debentures that it purchased under the Agreement and (b) none of the Debentures have been transferred.

     6.     Independent Nature of Purchaser's Obligations and Rights. The obligations of the Purchaser under this Amendment or any other Transaction Document are several and not joint with the obligations of any other Buyer, and the Purchaser shall not be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document or Other Amendment. Nothing contained herein or in this Amendment, any Other Amendment or any other Transaction Document, and no action taken by the Purchaser pursuant hereto, shall be deemed to constitute the Purchaser and other Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser and other Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment or any other Transaction Document and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Amendment, any Other Amendment and any other Transaction Document. The Company and the Purchaser confirm that the Purchaser has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment, any Other Amendment or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

     7.     Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder, including, without limitation, the Purchaser returning any outstanding Debentures ("Old Debentures") to the Company to be amended and reissued and the Company reissuing amended Debentures ("Amended Debentures") to the Purchaser promptly after receipt of the Old Debentures. In addition, each Purchaser agrees that it will not transfer any Debenture after the date hereof, unless either (a) the Old Debenture has been returned to the Company and an Amended Debenture has been reissued to such Purchaser or (b) the Purchaser delivers a copy of this Amendment to the transferee prior to such transfer.

     8.     No Third Party Beneficiaries. This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     9.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     10.     Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     11.     Securities Laws Disclosure. Within two business days of the date the Amendments have been executed by the Company and the Required Holders, the Company shall file a Current Report of Form 8-K with the Securities and Exchange Commission describing the terms of the transactions contemplated hereby.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

COMPANY:

CARRINGTON LABORATORIES, INC.

By: /s/ Robert W. Schnitzius
Name: Robert W. Schnitzius
Title: Chief Financial Officer

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

PURCHASER:

Rockmore Investment Master Fund LTD

By: /s/ Michael Clateman
Name:Michael Clateman
Title:Managing Director

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

PURCHASER:

CASTLERIGG MASTER INVESTMENTS LTD

By: /s/ Sandell Asset Management Corp
By: /s/ Patrick T. Burke
Name: Patrick T. Burke
Title: Senior Managing Director